UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2024

Perception Capital Corp. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 W. 50th Street, #207

Minneapolis, MN 55410

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 456-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RCFUF	None
Class A ordinary shares, par value $0.0001 par value	RCFAF	None
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RCFWF	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 15, 2024, Perception Capital Corp. IV (the “Company”) received a letter from the New York Stock Exchange (“NYSE” or the “Exchange”) stating that the staff of NYSE Regulation has determined to commence proceedings to delist the Company’s Ordinary Shares, Units and Warrants (collectively, the “Securities”) pursuant to Sections 802.01B and 102.06(e) of the NYSE’s Listed Company Manual because the Company failed to consummate a business combination within 36 months of the effectiveness of its initial public offering registration statement, or such shorter period that the Company specified in its registration statement. Trading in the Securities has been suspended.

As indicated in the letter, the Company has a right to a review of the delisting determination by a Committee of the Board of Directors of the Exchange, provided a written request for such review is made within 10 business days of the date of the letter. The Company does not intend to make such a request. The NYSE will apply to the Securities and Exchange Commission to delist the Company’s Securities upon completion of all applicable procedures, including any appeal by the Company of the NYSE Regulation staff’s decision.

Effective November 18, 2024, the Ordinary Shares, Units and Warrants will trade in the over-the-counter market under the symbols “RCFAF,” “RCFUF” and “RCFWF,” respectively.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2024, at the Extraordinary General Meeting (the “Meeting”), shareholders approved an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum”) extending the deadline by which the Company must consummate an initial business combination.

For more information on these proposals, please refer to the Company’s proxy statement dated October 31, 2023 (the “Proxy Statement”).

The form of the resulting amendment is filed as Exhibit 3.1 hereto and will be filed with the Cayman Islands Registrar of Companies but are effective upon the approval by shareholders.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 13, 2024, Perception held an Extraordinary General Meeting of Shareholders (the “Meeting”) to consider and vote upon one proposal. The second proposal on the agenda, a proposal to adjourn the Meeting, was not voted upon. The results of the voting on these proposals was as follows:

Proposal Number One – a special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination from November 15, 2024 to November 15, 2025 on a month to month basis provided that the Company make a payment into the trust account established in connection with the Company’s IPO equal to $5,000 per month for each month extended. This proposal was approved. The results of voting were as follows:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non-Votes
6,990,859	85.22	1,212,469	14.78	0	0%	0

Item 8.01 Other Events.

Redemptions

In connection with the extensions amendment proposal voted on at the Meeting, the Company was required to permit holders of its ordinary shares that were sold as part of the units sold in its initial public offering (the “Public Shares”), the right to seek redemption of their shares. Of the 4,777,672 Public Shares, 4,444,744 Public Shares were redeemed.

Extension of Term

On November 15, 2024, a deposit of $5,000 was made into the Trust Account to extend the deadline by which an initial business combination must be completed from November 15, 2024 to December 15, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2024	Perception Capital Corp. IV

	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer

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